UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 14, 2011	COMMISSION FILE NO. 0-22810
(Date of earliest event reported)

MACE SECURITY INTERNATIONAL, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	03-0311630
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

240 Gibraltar Road, Suite 220, Horsham, Pennsylvania 19044
(Address of Principal Executive Offices)

Registrant's Telephone No., including area code:  (267) 317-4009

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07Submission of Matters to a Vote of Security Holders.

On July 14, 2011, Mace Security International, Inc. (the “Company”) completed its 2011 Annual Stockholders’ Meeting.  At the meeting, 12,766,850 shares were present in person or by proxy, constituting 81.1% of the outstanding shares of the Company’s common stock on the June 13, 2011 record date.  At the meeting, the Company’s stockholders elected five directors and ratified the appointment of Grant Thornton LLP as the Company’s registered public accounting firm for fiscal year 2011.  The voting results were as follows:

		Votes Withheld
Directors:	Votes For	Or Against	Abstentions
Denis J. Amato	4,851,597	1,451,808	-
Richard A. Barone	4,559,437	1,743,968	-
Larry Pollock	4,987,597	1,315,808	-
Dennis R. Raefield	5,379,103	924,302	-
Michael E. Smith	4,825,288	1,478,117	-

Ratify appointment of Grant Thornton LLP	10,934,569	1,782,725	49,556

Item 8.01.Other Events.

On July 18, 2011, the Company issued a press release to announce the appointment of Richard A. Barone as the Company’s Chairman of the Board at a Board of Directors meeting that followed the annual stockholders meeting in New York City on July 14, 2011 and the election by the Company’s stockholders of all five director nominees, including two new directors to the Company’s Board of Directors.  The two new directors who were elected to the Board to replace outgoing directors John C. Mallon and Gerald T. LaFlamme were Denis J. Amato and Larry Pollock.  Mr. Amato, who was also appointed by the Board to serve as the Company’s Audit Committee Chairman, is the Chief Investment Officer of the Ancora Group, Inc. Mr. Pollock, who will also serve as Chairman of the Company’s Compensation Committee, is the Managing Partner of Lucky Stars Partners LLC, a private investment firm focusing on early stage businesses, troubled businesses and real estate.  Dennis R. Raefield and Michael E. Smith were also re-elected to the Board of Directors, along with Mr. Barone.  The press release is attached to this Current Report as Exhibit 99.1.

Additionally, at the 2011 Annual Stockholders Meeting, the Company’s Chief Executive Officer, Dennis R. Raefield, conducted a PowerPoint presentation regarding the Company.  Attached as Exhibit 99.2 to this Current Report is a copy of the PowerPoint presentation.  The PowerPoint presentation will also be available on the Company’s website, www.mace.com, under “Investor Relations”.

Item 9.01.Financial Statements and Exhibits.

(c) Exhibits.  The following exhibits are being filed herewith:

99.1 Press Release issued by the Company dated July 18, 2011.

99.2 PowerPoint Presentation – 2011 Annual Stockholders Meeting.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACE SECURITY INTERNATIONAL, INC.

	By:	/s/ Gregory M. Krzemien
Gregory M. Krzemien
Chief Financial Officer and Treasurer

Date:July 18, 2011

Exhibit No.	Description

99.1	Press Release issued by the Company dated July 18, 2011.

99.2	PowerPoint Presentation – 2011 Annual Stockholders Meeting.